Exhibit 99.1
Lucid Details Upcoming Midsize Platform and Announces New Recurring Revenue Streams, Outlining a Disciplined Path to Profitable Scale
•Multifaceted strategy to achieve profitability includes: expanded software and mobility revenue streams, manufacturing scale, rigorous capital allocation, and material cost reductions
•Revealed key technical and strategic details of its upcoming Midsize platform, which delivers segment leading features with improved manufacturing efficiency and cost
•Platform includes three models, the first two are Lucid Cosmos and Lucid Earth
•Highlighted advanced discussions with Uber to finalize an agreement to deploy Lucid Midsize platform vehicles at a scale similar to the Gravity robotaxi program, with intention to increase over time
•Introduced Lunar, a purpose-built robotaxi concept based on the Midsize platform
•New Atlas drive unit extends Lucid’s efficiency leadership while lowering cost
NEWARK, Calif., March 12, 2026 — Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced software-defined vehicles and technologies, today announced a comprehensive financial and product strategy designed to scale its business, accelerate its path to profitability and positive free cash flow, and extend its technology leadership into higher volume premium segments of the global automotive market.
At Lucid’s investor day in New York, the company outlined key technical and strategic elements of its upcoming Midsize platform and revealed its next-generation Atlas electric drive unit. Lucid also previewed planned software and technology updates, including an in-vehicle AI assistant and its autonomy roadmap, and reinforced its strategy to monetize software and services as it scales.
Lucid also highlighted continued advancement of its strategic relationship with Uber, as the companies finalize an agreement to deploy Lucid Midsize platform vehicles at a scale similar to the Gravity robotaxi program, with intention to increase over time.
Together, these announcements mark a pivotal evolution for Lucid as the company leverages its technology leadership and radical efficiency approach to strengthen near-term execution and accelerate its path to profitability and free cash flow generation.
“Lucid has already proven its capabilities through technology and product leadership,” said Marc Winterhoff, Interim CEO at Lucid. “Today, we’re keeping the same Lucid product and technology DNA intact, while applying increased scale, capital efficiency, and cost discipline, and materially reduced costs, to enable a great business with a clear and credible path to profitability and free cash flow, supported by what we are executing now and what we are building for the future.”
"We view Lucid as a key strategic partner as we continue to rapidly deploy autonomous vehicles around the world,” said Dara Khosrowshahi, CEO at Uber. “Lucid’s unmatched efficiency, autonomy-ready vehicle architectures, and customer-centric approach give us confidence in our ability to deliver autonomous mobility together at global scale.”
Lucid also introduced Lunar, a purpose built two-seat robotaxi concept based on the Midsize platform, designed to maximize efficiency, utilization, and lifetime operating economics. While still in the concept phase, Lunar highlights the potential of the company’s Midsize platform to support future autonomous and commercial applications.

Outlining a Path to Profitability: Built on Near-Term Execution and Scalable Growth
Lucid emphasized that its strategy is anchored in near-term execution. In 2026, the company is focused on further scaling Lucid Gravity, expanding its global commercial reach, advancing software offerings and services, accelerating material cost and manufacturing efficiency initiatives, while maintaining strict capital allocation discipline to shorten the path to positive free cash flow.
Lucid outlined the key levers underpinning this transition: i) Midsize platform scale to significantly increase addressable market and fixed-cost absorption; ii) radical efficiency in engineering and manufacturing to reduce bill of materials, including the battery, labor, and capital intensity; iii) diversified revenue, including software, services, platform licensing, robotaxi partnerships, and autonomy; and (iv) capital-efficient partnerships, particularly in robotaxis and platform licensing.
“Lucid’s technology leadership is now fully aligned with a business model designed for scale,” said Taoufiq Boussaid, CFO at Lucid. “While the Midsize platform fundamentally improves unit economics in the mid-term, near-term progress is driven by scaling Gravity, disciplined capital deployment, and diversified revenue streams that accelerate our path to sustainable profitability and positive free cash flow.”
Lucid Cosmos and Lucid Earth Expand “Compromise Nothing” into High-Volume Premium Segments
Lucid’s new Midsize platform has been engineered from the ground up to deliver segment-leading vehicles at a more accessible price point, starting below $50,000, while continuing the range, efficiency, performance, and driving pleasure that define the Lucid brand.
Lucid Cosmos is an SUV designed for customers seeking exceptional efficiency, space, and performance. Lucid Earth is an SUV that extends the company’s signature driving dynamics and efficiency into a product to appeal to those with an even more adventurous spirit. Lucid will share additional details on a third Midsize consumer model later.
“With Midsize, we didn’t compromise what makes a Lucid special, we engineered it to scale,” said Derek Jenkins, Senior Vice President of Design and Brand at Lucid. “These vehicles deliver unmistakable Lucid design and driving characteristics, while embracing a radically simpler, more efficient approach to manufacturing and cost.”
Midsize Platform Extends Efficiency Leadership While Lowering Cost
Lucid emphasized that efficiency remains the company’s core differentiator, not only as a customer benefit, but as a structural business advantage. Industry-leading world efficiency enables required range with significantly smaller battery packs, a critical advantage as they represent approximately 30–40% of the cost of an electric vehicle.
“Our efficiency leadership directly translates into cost leadership with our Midsize platform,” said Emad Dlala, Senior Vice President of Engineering and Software at Lucid. “Smaller batteries, fewer parts, and tighter integration mean lower cost, better performance, and a superior customer experience, all at the same time.”
At the heart of the Midsize platform is Atlas, Lucid’s all new electric drive unit. Atlas advances Lucid’s integrated efficiency approach through a smaller, lighter, and simpler design, featuring identical front and rear housings and mounts to improve manufacturing scale and cost efficiency.
Lucid also highlighted its radically simplified design-for-manufacturing philosophy, including, as one example, the elimination of traditional beltline moldings on the doors, reducing part count, assembly time, and cost, while creating a cleaner, sleeker exterior design.
“By designing the entire vehicle as one integrated system, Lucid has raised the bar for electric vehicles,” said Winterhoff. “With Midsize, that same approach delivers best-in-class products and a scalable, profitable business model that positions our vehicles to compete and win against combustion powered alternatives at scale.”

About Lucid Group
Lucid Group, Inc. (NASDAQ: LCID) is a technology company creating exceptional mobility experiences through innovation to drive the world forward. Built on Lucid’s proprietary technology and software defined vehicle architectures, the company’s lineup of award-winning vehicles brings Lucid’s “Compromise Nothing™” approach to premium segments of the global automotive market. Lucid designs and engineers its products in-house and manufactures at its vertically integrated facilities in Arizona and Saudi Arabia, enabling continuous innovation across vehicles, software, and advanced driver assistance and autonomy-ready capabilities.
Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Lucid's expectations related to the timing of reaching gross margin profitability and positive free cash flow, advancement of the strategic relationship with Uber, expansion of revenue streams, eventual performance of the new Atlas drive unit, the details and the starting pricing of Midsize vehicles, the upcoming third Midsize consumer model, the Lunar robotaxi concept, and Lucid’s strategy. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid's management. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the cautionary language and the Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid's expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid's assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Media Contact
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Trademarks
This communication contains trademarks, service marks, trade names and copyrights of Lucid Group, Inc. and its subsidiaries and other companies, which are the property of their respective owners.

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